UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2026

Commission File Number	Name of Registrant, Address of Principal Executive Offices and Telephone Number	State of Incorporation	IRS Employer Identification No.
1-16681	Spire Inc. 700 Market Street St. Louis, MO 63101 314-342-0500	Missouri	74-2976504

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock $1.00 par value	SR	New York Stock Exchange LLC

6.375% Junior Subordinated Notes due 2086	SRJN	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note.

On March 31, 2026, Spire, Inc. (“Spire” or the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8‑K (the “Original Form 8‑K”) reporting that the Company had completed its previously announced acquisition of the Tennessee Piedmont Natural Gas business from Duke Energy (the “Acquired Business”). This Current Report on Form 8-K/A is being filed to amend the Original Form 8-K to include the historical audited financial statements of the Acquired Business, as well as the pro forma combined financial information, required by Items 9.01(a) and 9.01(b) of Form 8-K. This Form 8-K/A should be read in conjunction with the Original Form 8-K. The pro forma financial information included in this Current Report on Form 8-K/A has been presented for informational purposes only in accordance with the requirements of Form 8-K. It does not purport to represent the actual results of operations that the Company and Acquired Business would have achieved had the transactions been consummated as of the dates indicated, nor is it intended to project the future results of operations that the combined company may achieve. Except as described above, no other changes have been made to the Original Form 8‑K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of the Acquired Business.

Filed herewith are the following financial statements of the Acquired Business:

•
Audited Abbreviated Financial Statements of the Acquired Business as of and for the years ended December 31, 2025 and December 31, 2024.

(b) Pro forma financial information.

Filed herewith are the following pro forma condensed combined financial information:

•
Unaudited Pro Forma Condensed Combined Balance Sheet of Spire as of December 31, 2025;
•
Unaudited Pro Forma Condensed Combined Statement of Income of Spire for the year ended September 30, 2025; and
•
Unaudited Pro Forma Condensed Combined Statement of Income of Spire for the three months ended December 31, 2025.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP
99.1	Audited Abbreviated Financial Statements of the Acquired Business as of and for the years ended December 31, 2025 and December 31, 2024
99.2

Unaudited Pro Forma Condensed Combined Balance Sheet of Spire as of December 31, 2025 and Unaudited Pro Forma Condensed Combined Statements of Income of Spire for the year ended September 30, 2025 and for the three months ended December 31, 2025

104	Cover Page Interactive Data File (formatted in Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spire Inc.
Date:	April 6, 2026	By:	/s/ Adam Woodard
Adam Woodard Executive Vice President and Chief Financial Officer